Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated September 9, 2014
to the
PMC Diversified Equity Fund (the “Fund”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated December 27, 2013

This supplement makes the following amendments to disclosures in the Fund’s Prospectus, Summary Prospectus and SAI dated December 27, 2013:

Effective August 25, 2014, Mr. Warren N. Koontz, a co-Portfolio Manager for the segment of the PMC Diversified Equity Fund’s assets managed by Loomis, Sayles & Company, L.P. (“Loomis Sayles”), has resigned from Loomis Sayles.  Accordingly, all references to Mr. Koontz as a co-Portfolio Manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed.  Mr. Arthur Barry continues to serve as the Portfolio Manager for the segment of the Fund’s assets managed by Loomis Sayles.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI